                                                                 Exhibit 10.2.1

                          DAY INTERNATIONAL GROUP, INC.
                                STOCK OPTION PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN

                  The Stock Option Plan (the "Plan") of Day International Group, Inc. (the "Company") adopted by the Board of Directors (the "Board") and stockholders of the Company effective July 6, 1995, is intended to advance the best interests of the Company by allowing certain Executives and key members of management of the Company and its Subsidiaries to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain in the employ of the Company and its Subsidiaries. The Plan is a compensatory benefit plan within the meaning of Rule 701 of the Securities Act of 1933 (the "Securities Act"). The issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.

                                   ARTICLE II

                                   DEFINITIONS

                  For the purposes of the Plan the following terms have the meanings indicated below:


                  "ACQUISITION" means the acquisition by Day International Group, Inc., a Delaware corporation, of the outstanding capital stock of Day International, Inc. from Cadillac Plastic Group, Inc., a Michigan corporation.

                  "AIP" means American Industrial Partners Capital Fund, L.P. and American Industrial Partners Capital Fund II, L.P.

                  "BOARD" means the Board of Directors of the Company.

                  "CEO" means the Chief Executive Officer of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "COMMITTEE" means the compensation committee or such other committee of the Board as the Board may designate to administer the Plan, or if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

                  "COMMON STOCK" means the Company's Class A Common Stock, par value $0.01 per share and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "COMPANY" means Day International Group, Inc., a Delaware Corporation.

                  "CAUSE" means with respect to a Participant, (i) such Participant's willful and repeated failure to comply with the lawful directives of the Board (as set at a meeting of the Board in accordance with the Company's bylaws) or such Participants supervisory personnel (provided such directives are consistent with such Participant's position), (ii) any indictment for a felony,
(iii) any indictment for any other criminal act or act of material dishonesty, disloyalty, misconduct by such Participant (other than minor traffic offenses and similar acts) or any act of moral turpitude by such Participant that is materially injurious to the property, operations, business or reputation of the Company or any Subsidiary thereof (as determined by the Board in its reasonable good faith discretion) or (iv) the failure to comply with the terms of the Plan or the Stockholders Agreement.

                  "COMPANY SALE" means a transaction with one or more independent third parties, pursuant to which such party or parties (a) acquire (whether by merger, consolidation or transfer or issuance of capital stock) capital stock of the Company (or any surviving or resulting corporation) possessing the voting power to elect a majority of the board of directors of the Company (or such surviving or resulting corporation) or (b) acquire all or substantially all of the Company's assets determined on a consolidated basis.

                  "EBITDA" means, with reference to any period, Net Income for such period adjusted (a) by adding thereto the amount of all (i) interest expense to the extent included in determining Net Income for such period, (ii) depreciation and amortization expenses and noncash charges for compensation costs recognized pursuant to Accounting Principles Board Opinion No. 25 in connection with Options granted to employees of the




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
Company and its Subsidiaries to the extent included in determining Net Income for such period, (iii) all taxes to the extent included in determining Net Income, and (iv) the management fee payable under the Management Agreement and all directors' fees, in each case, to the extent included in determining Net Income for such period, and (b) by subtracting therefrom (i) all interest income to the extent included in determining Net Income for such period and (ii) all tax credits to the extent included in determining Net Income for such period.

                  "EXECUTIVE" means any specific member of management.

                  "EXERCISE PRICE" means the amount payable for an Option Share upon exercise of an Option.

                  "FISCAL YEAR" means January 1 thru December 31 of any given year.

                  "FULLY-DILUTED SHARES" means, as of any date, the number of shares of Common Stock outstanding as of such date plus the aggregate number of shares of Common Stock issuable upon the exercise of all outstanding Options, warrants and rights to acquire shares of Common Stock (including outstanding Options which are not then exercisable) and the aggregate number of shares of Common Stock issuable upon the conversion of all outstanding securities that are convertible into shares of Common Stock.

                  "FAIR MARKET VALUE" means, (a) with respect to publicly traded Common Stock, the market trading price of such Common Stock and (b) with respect to non-publicly traded Common Stock, the fair market value of such Common Stock (expressed on a pre-share basis) as of such date, as determined in good faith by the Board based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Board may deem appropriate.

                  "MANAGEMENT AGREEMENT" means the Management Services Agreement dated as of June 6, 1995 among the Company, Day International, Inc., and AIP.

                  "NET INCOME" means, with reference to any period, the net income (or deficit) of the Company and its Subsidiaries for such period, after deducting all operating expenses, provisions for taxes, reserves and all other proper deductions, all determined in accordance with generally accepted accounting principles applied on a consolidated basis and on a basis consistent with prior periods after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries; provided, however, that there


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
shall be excluded (a) any aggregate net gain or net loss during such period arising from the sale, exchange or other disposition of capital assets, (b) any net income or gain from indemnification payments under the Acquisition agreements (other than indemnification payments in respect of Damages (as defined in the Acquisition agreements)) to the extent that such Damages reduced Net Income for such period or from the collection of the proceeds of insurance policies (other than proceeds of business interruption insurance for lost income to the extent such loss reduced Net Income for such period and proceeds of other insurance in respect of claims or losses to the extent such claims or losses reduced Net Income for such period), (c) any gain or loss arising from the acquisition of any securities of, or the extinguishment under generally accepted accounting principles of any indebtedness of, the Company or any of its Subsidiaries, or (d) any extraordinary items of income gain or loss.

                  "OPTION" means, with respect to any Participant, (a) any option to purchase Option Shares issued to such Participant pursuant to Article V of this Plan, and (b) any option, warrant or right to acquire shares of capital stock of the Company issued in respect of an option referred to in clause (a) above, by way of a distribution or in connection with a merger, consolidation, reorganization or other recapitalization.

                  "OPTION SHARES" means, with respect to any Participant, (a) any shares of Common Stock (or other shares of capital stock of the Company) issued by the Company upon exercise of any Option by such Participant, and (b) any shares of the capital stock of the Company issued in respect of any of the securities described in clause (a) above, by way of stock dividend, stock split, merger, consolidation, reorganization or other recapitalization.

                  "PARTICIPANT" means any Executive or other key member of management who has been selected to participate in the Plan by the Board.

                  "PERFORMANCE LEVEL" means with respect to any fiscal year, the product of (i) 100 multiplied by (ii) a fraction, the numerator of which is the EBITDA for such fiscal year and the denominator of which is the Target for such fiscal year.

                  "STOCKHOLDERS AGREEMENT" means the agreement dated as of June 6, 1995 among the Company and its stockholders.

                  "SUBSIDIARY" means any entity of which the Company owns, directly or indirectly, a majority of the outstanding shares or other equity interests having ordinary voting power for the election of directors or comparable managers of such entity.


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
                  "TARGET" means, for each of the following Fiscal Years, the EBITDA of the Company on a consolidated basis as follows:

                           YEAR                      TARGET (IN MILLIONS)
                           1995                               $32.6
                           1996                               $35.3
                           1997                               $38.5

For subsequent Fiscal Years the Target shall be determined by the Committee after the receipt of audited financials for the immediately preceding Fiscal Year.

                  "TRANSFER" means, with respect to any Option, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Option or any interest therein.

                                   ARTICLE III

                                 ADMINISTRATION

                  The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants; (ii) grant Options to Participants in such forms and as it shall determine; (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate; (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan; and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.


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
                                   ARTICLE IV

                      LIMITATION ON AVAILABLE OPTION SHARES

                  4.1 OPTION SHARES. The aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed 3,720 shares; provided, however, that the aggregate number of shares of Common Stock with respect to which Options may be granted shall be subject to adjustment in accordance with section 9.3 below.

                  4.2 STATUS OF OPTION SHARES. The shares of Common Stock for which Options may be granted under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Board shall determine and shall be reserved by the Board for issuance as provided in the Plan.

                                    ARTICLE V

                                GRANT OF OPTIONS

                  5.1 OPTIONS. The Company shall grant Options to Participants in accordance with this Article V. Options granted under the Plan are nonqualified stock options within the meaning of Section 422A of the Code or any successor provisions. Options shall be exercisable upon vesting (as determined pursuant to Article VI) and shall thereafter be exercisable until they expire or are terminated (as determined pursuant to Article VIII).

                  5.2 CLOSING OPTIONS. On the date this Plan is adopted, the Board will grant Options (the "Closing Options") to purchase up to 2,930 shares of Common Stock of the Company to Participants. The Options granted to each Participant shall be determined by the Board. Closing Options will be awarded at an Exercise Price equal to the per share purchase price of the common stock purchased by AIP at Closing (i.e., $1,000.00 per share).

                  5.3 BOARD POOL OPTIONS. Options to purchase an amount equal to the difference between the total option shares (i.e. 3,720) and the Closing Options granted on the date this Plan is adopted of Common Stock will be available for award to employees under the Plan (the "Board Pool Options"). Board Pool Options will be awarded at an Exercise Price as determined by the Committee at the time of the grant. Awards of Board Pool Options will be made at such times, in such amounts and to such persons as determined by the Committee.


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
                  5.4 OPTION AGREEMENT. Each Option granted hereunder to a Participant shall be evidenced by a certificate substantially in the form attached hereto as Annex I (or in such other form as the Board may from time to time adopt) (the "Option Certificate") which shall be signed by the CEO or such other officer of the Company as the Board shall designate. For purposes of the Plan, no Option shall be deemed to be outstanding until it has been granted to a Participant by the Board and an Option Certificate has been executed and delivered by the Company and an Option shall cease to be outstanding when it is repurchased by the Company, terminates or is exercised pursuant to the Plan.

                  5.5 STOCKHOLDERS AGREEMENT. As a condition to receiving any grant of Options hereunder, any Participant who is not already a party to the Stockholders Agreement shall be required to execute a counterpart of the Stockholders Agreement and thereby become a party to the Stockholders Agreement with respect to any Options granted under this Plan and all related Option Shares.

                                   ARTICLE VI

                               VESTING OF OPTIONS

                  6.1 GENERALLY. Options issued pursuant to this Plan may be exercised only to the extent that they have vested. All Common Stock issued to Participants at Closing or issued upon the exercise of Options awarded to Participants will be 100% vested upon issuance.

                  6.2 VESTING AND ACCELERATED VESTING OF OPTIONS. All options awarded under the Plan will vest on the ninth anniversary of the date of grant, subject to acceleration of vesting as set forth in sections 6.4 and 6.5 below if certain performance targets (for each Fiscal Year, a "Target") are achieved; provided, in each case, that the Participant remains continuously employed with the Company or its Subsidiaries from the date of award through the date of determination. For purposes of accelerated vesting, each Participant will be deemed to be employed by the Company or its Subsidiaries with respect to any Fiscal Year if such Participant has been continuously employed by the Company or its Subsidiaries from the beginning of such Fiscal Year through December 31 of such Fiscal Year.

                  6.3 TARGET ADJUSTMENT. The Committee, in consultation with the CEO, shall set the Target for each Fiscal Year after 1997. The Committee, in consultation with the CEO, may make equitable adjustment to the Target to reflect the



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
effects of acquisitions, dispositions and equity and debt offerings occurring during such Fiscal Year and the anticipated effect on the EBITDA therefrom.

                  6.4 CLOSING OPTIONS. Vesting of the Closing Options shall be accelerated as follows:

                           (i) if the Performance Level for the applicable
                  Fiscal Year equals or exceeds 100,

                                                     Percentage of Closing
                                                  Options that Vest as of the
         Fiscal Year                            Last Day of Such Fiscal Year
         -----------                            ----------------------------

         1995                                                11.11


         1996                                                22.22


         1997                                                22.22


         1998                                                22.22


         1999                                                22.23

                           (ii) if the Performance Level for the applicable
                  Fiscal Year is less than 100 but exceeds 90,

                                                       Percentage of Closing
                                                    Options that Vest as of the
         Fiscal Year                              Last Day of Such Fiscal Year
         -----------                              ----------------------------


         1995                                     11.11 (Performance Level - 90)
                                                         ----------------------
                                                                    10


         1996                                     22.22 (Performance Level - 90)
                                                         ----------------------
                                                                    10


         1997                                     22.22 (Performance Level - 90)
                                                         ----------------------
                                                                    10


         1998                                     22.22 (Performance Level - 90)
                                                         ----------------------
                                                                    10


         1999                                     22.23 (Performance Level - 90)
                                                         ----------------------
                                                                    10


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
                           (iii) if the Performance Level for the applicable
                  Fiscal Year is less than 90, subject to section 6.6 below, the vesting of Closing Options shall not be accelerated for such Fiscal Year.

                  6.5 BOARD POOL OPTIONS. Vesting of Board Pool Options shall be accelerated over the four consecutive Fiscal Years beginning with the Fiscal Year in which such Option was awarded as follows:

                           (i) if the Performance Level for a Fiscal Year,
                  beginning with the Fiscal Year in which such Board Pool Options were awarded and continuing through the third Fiscal Year thereafter, equals or exceeds 100, 25% of such Board Pool Options shall vest as of the last day of such Fiscal Year;

                           (ii) if the Performance Level for a Fiscal Year,
                  beginning with the Fiscal Year in which such Board Pool Options were awarded and continuing through the third Fiscal Year thereafter, is less than 100 but exceeds 90, a percentage of such Board Pool Options determined as follows shall vest as of the last day of such Fiscal Year:

                                    25      (Performance Level - 90)
                                             ----------------------
                                                          10

                           (iii) if the Performance Level for the applicable
                  Fiscal Year is less than 90, subject to section 6.6 below, the vesting of Board Pool Options shall not be accelerated for such Fiscal Year.

                  6.6 CATCH-UP VESTING. If the Performance Level is less than 100, but at least equal to 90, for a given Fiscal Year and the Performance Level for the following Fiscal Year (the "Catch-up Year") equals or exceeds 100, then all Closing Options and Board Pool Options that would have vested in such preceding Fiscal Year pursuant to sections 6.4 or 6.5 above if the Performance Level for such preceding Fiscal Year was calculated by adding to the EBITDA for such preceding Fiscal Year an amount equal to the excess of the EBITDA for the Catch-up Year over the EBITDA that would have resulted in a Performance Level of 100 for the Catch-up Year shall vest as of the last day of such following Fiscal Year. Except as provided in the preceding sentence, no Options will be accelerated for any Fiscal Year in which the Performance Level is less than 90. "Catch-up vesting" of Options only applies to the first three Fiscal Years during which the vesting of such Options may be accelerated.


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
                                   ARTICLE VII

                               EXERCISE OF OPTIONS

                  7.1 RIGHT TO EXERCISE. Options may only be exercised to the extent they have vested and have not expired.

                  7.2 PROCEDURE FOR EXERCISE.

                  (a) Any Participant may exercise all or any portion of any of such Participant's Options, to the extent they have vested pursuant to Article VI and are outstanding, at any time and from time to time prior to its expiration, by completing, signing and delivering to the Company (to the attention of the Company's Secretary) a notice of exercise substantially in the form attached hereto as Annex II (or in such other form as the Board may from time to time adopt and provide to the Participant) (the "Exercise Notice"), together with the related Option Certificate(s) and payment in full of the Exercise Price. Payment of the Exercise Price shall be made in cash (including check, bank draft or money order); provided, that at any time when the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Securities Exchange Act"), a Participant may, in lieu of paying the Exercise Price in cash, deliver Option Certificates representing the Options to be exercised together with an Exercise Notice and be entitled to receive in respect thereof Option Shares with an aggregate Fair Market Value equal to the difference of (i) the aggregate Fair Market Value of the Option Shares issuable upon the exercise of the Options being exercised, minus (ii) the aggregate Exercise Price of the Options being exercised. Notwithstanding anything in this Section 7.2(a) to the contrary, in the event that any Option certificate representing Options granted to a Participant is lost, stolen or destroyed, the Participant may, in lieu of delivering such Option Certificate at the time of exercise, deliver an affidavit as to its loss, theft or destruction and any indemnity that the Company may reasonably request. A Participant's right to exercise an Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. If a Participant exercises any Options for less than all of the Option Shares covered by the relevant Option Certificate, the Company shall issue a new Option Certificate to such Participant in respect of the portion of such Option remaining unexercised.

                  (b) The Company Shall, to the extent possible, give Participants at least twenty (20) business days advance notice of the consummation of any Company Sale. Any Participant holding vested Options may notify the Company of his or her intent to exercise such Options upon the consummation of the Company Sale by executing and delivering an Exercise Notice to the Company on or prior to the date such


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
Company Sale is consummated. Such exercise shall be considered a conditional exercise of such Option and shall become binding upon such Participant (and such Participant shall become obligated to pay the Exercise Price therefor) upon consummation of such Company Sale.

                  7.3 SECURITIES LAWS RESTRICTIONS ON TRANSFER OF OPTION SHARES. Each Participant exercising an Option will be required to represent to the Company in the Exercise Notice that when such Participant exercises his or her Option such Participant will be purchasing Option Shares for his or her own account for investment and not on behalf of others or otherwise with a view toward distributing them (except to the extent such Options are exercised in connection with a sale of such Option Shares in a public offering). Each Participant is advised that federal and state securities laws govern and restrict each Participant's right to Transfer, or offer to Transfer, any Option Shares unless such Participant's Transfer, or offer to Transfer, is registered under the Securities Act and state securities laws, or such Transfer, or offer to Transfer, is exempt for registration or qualification thereunder.

                  7.4 WITHHOLDING OF TAXES. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction.

                                  ARTICLE VIII

                              EXPIRATION OF OPTIONS

                  8.1 EXPIRATION DATE. All Options (vested and unvested) which have not expired or been exercised previously, will expire on the earlier of (i) the tenth anniversary of the date of grant and (ii) the consummation of the first Company Sale.

                  8.2 ACCELERATED EXPIRATION: TERMINATION OF EMPLOYMENT. All unvested Options held by a Participant whose employment with the Company or its Subsidiaries is terminated will expire as of the date of termination. All vested Options held by a Participant whose employment is terminated for Cause will expire as of the date of termination. All vested Options held by a Participant whose employment terminates other than for Cause will expire 30 days after the date of termination. Any Options that expire or are terminated when employment is terminated shall be added to the Board Pool Options.


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
                                   ARTICLE IX

                               GENERAL PROVISIONS

                  9.1 LISTING, REGISTRATION AND LEGAL COMPLIANCE. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 10 days written notice to the holders thereof.

                  9.2 NONTRANSFERABILITY. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder to such Participant may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

                  9.3 ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

                  9.4 RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

                  9.5 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

                  9.6 AMENDMENT OF OUTSTANDING OPTIONS. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

                  9.7 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 9.7 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

                                     ANNEX I

                  THIS OPTION AND THE OPTION SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS OPTION IS ISSUED PURSUANT TO A STOCK OPTION PLAN ADOPTED JULY 6, 1995 BY THE BOARD OF DIRECTORS OF THE ISSUER (THE "PLAN") AND THIS OPTION IS SUBJECT TO THE TERMS SET FORTH IN THE PLAN.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE CONSTITUTE "EMPLOYEE STOCK" UNDER A CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF JUNE 6,1995 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND ITS STOCKHOLDERS AND, AS SUCH, ARE SUBJECT TO CERTAIN PURCHASE RIGHTS AND CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE STOCKHOLDERS AGREEMENT. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.



                     OPTION TO PURCHASE __________ SHARES OF

                                 COMMON STOCK OF

                          DAY INTERNATIONAL GROUP, INC.

                        OPTION NO. _______   JULY 6,1995

                           VOID AFTER JULY _____, 2005



                  This certifies that ________, ("Participant") is entitled, upon the due exercise hereof, to purchase up to ____ shares of Common Stock, par value $0.01 per share (the "Option Shares") of Day International Group, Inc., a Delaware corporation (the "Company") at a price (the "Exercise Price") of $1000.00 per Option Share. This option (this "Option") is issued pursuant to a Stock Option Plan adopted July 6, 1995 by the Company's Board of Directors (the "Plan") and is subject in its entirety to the terms and conditions of the Plan, as amended from time to time, all of which are hereby incorporated in the terms of this Option. Capitalized terms which are used but not defined herein shall have the respective meanings ascribed to them in the Plan.

                  This Option and the related Option Shares constitute "Employee Stock" under the Shareholders Agreement and are subject to the provisions contained therein regarding Employee Stock. This Option is [a "Closing Option"] [a "Board Pool Option"] as defined in the Plan.

                  To the extent otherwise permitted by the Plan, the Participant may exercise all or any portion of the Option by executing and delivering to the Company an Exercise Notice (a copy of which may be obtained from the Company) together with full payment of the aggregate Exercise Price for all Options Shares being so purchased, such payment to be made by cash, check, bank draft or money order made payable to "Day International Group, Inc." Except as otherwise expressly provided by the Plan, this Option shall be deemed to have been exercised and the Option Shares issuable upon such exercise shall be deemed to have been issued as of the close of business on the date upon which all or the forgoing items are received by the Company. If the Participant exercises only a portion of the Option, the Company shall reissue a new Option Certificate for the remaining unexercised portion.

                  In the event of reorganization, recapitalization, shock dividend, stock split, share combination or other change in the Common Stock of the Company, the number and, if applicable, the type of Option Shares issuable upon exercise of this Option and the Exercise Price therefor shall be adjusted as Provided in the Plan.

                  THIS OPTION MAY NOT BE TRANSFERRED BY THE PARTICIPANT EXCEPT IF AND AS OTHERWISE PERMITTED BY THE PLAN.

                  Prior to the exercise of this Option as permitted by the Plan, the Participant shall not, with respect to the Option Shams issuable upon the due exercise hereof, be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (i) vote on or consent to any proposed action of the Company, or (ii) receive dividends or other distributions made to stockholders, (iii) receive notice of or attend any meetings of stockholders of the Company, or (iv) receive notice of any other proceedings of the Company.

                  IN WITNESS WHEREOF, the Company has executed this Option as of the dated first above written.

                                            DAY INTERNATIONAL GROUP, INC.

                                            By:_______________________________

                                            Its:______________________________

                                    ANNEX II

                                 EXERCISE NOTICE

                  This Exercise Notice (this "Notice") is given by the undersigned participant ("Participant") to Day International Group, Inc., a Delaware corporation (the "Company") in connection with the Participant's exercise of an Option granted pursuant to the Company's Stock Option Plan, adopted July 6, 1995 (the "Plan") to purchase Option Shares (as defined in the
Plan). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

                  1.       PURCHASE AND SALE OF OPTION SHARES.

                           (a) Upon delivery to the Company of this Notice and
the Option to which it relates, the Company will sell and issue to Participant, the Option Shares that Participant elects to purchase hereunder. Participant will deliver to the Company herewith the aggregate Exercise Price for the Option Shares purchased hereunder by check, bank draft or money order made payable to "Day International Group, Inc."

                  PARTICIPANT IS ADVISED THAT IT MAY BE IN PARTICIPANT'S OWN BEST INTEREST TO MAKE AN EFFECTIVE ELECTION WITH THE INTERNAL REVENUE SERVICE UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS PROMULGATED THEREUNDER, AND THAT PARTICIPANT SHOULD CONSULT WITH PARTICIPANT'S TAX ADVISOR ABOUT THE DESIRABILITY OF AND PROCEDURE FOR MAKING SUCH AN ELECTION BEFORE EXERCISING THE OPTION TO WHICH THIS NOTICE RELATES.

                           (b) In connection with the purchase and sale of the
Option Shares hereunder, Participant represents and warrants to the Company that:

                                    (i) The Option Shares to be acquired by
                  Participant pursuant to Participant's exercise of the Option will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Option Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                                    (ii) Participant is sophisticated in
                  financial matters and is able to evaluate the risks and benefits of the investment in the Option Shares;

                                    (iii) Participant is able to bear the
                  economic risk of his or her investment in the Option Shares for an indefinite period of time because the Option Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption form such registration is available; and

                                    (iv) Participant has had an opportunity to
                  ask questions and receive answers concerning the terms and conditions of the Option Shares and has had full access to such other information concerning the Company as he or she has requested; and

                           (c) Participant further acknowledges and agrees that:

                                    (i) neither the issuance of the Option
                  Shares to the Participant nor any provision contained herein shall entitle Participant to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Participant's employment at any time for any reason;

                                    (ii) the Company shall have no duty or
                  obligation to disclose to Participant and Participant shall have no right to be advised of, any material information regarding the Company and its Subsidiaries in connection with the repurchase of Option Shares upon the termination of the Participant's employment with the Company and its Subsidiaries or as otherwise provided hereunder; and

                                    (iii) the Company shall be entitled to
                  withhold from Participant from any amounts due and payable by the Company to Participant (or secure payment from Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to such Option Shares and the Company may defer issuance until indemnified to its satisfaction.

                           (d) The Company and Participant acknowledge and agree
that the Option Shares issued in connection herewith hereunder, are issued as a part of the compensation and incentive arrangements between the Company and the Participant.

                  2. RESTRICTIONS ON OPTION SHARES. Participant acknowledges that the Option Shares being purchased hereunder are being issued pursuant to the Plan, the terms and conditions of which are incorporated herein as if set forth fully herein, and that such Option Shares are subject to certain restrictions on transfer, rights of repurchase and other provisions set forth in the Plan and the Stockholders Agreement. Participant acknowledges that the certificates evidencing such Option Shares shall be imprinted with a legend providing notice of such restrictions substantially in the form set forth in section 5 of the Stockholders Agreement.

                  IN WITNESS WHEREOF, the Participant has executed this Notice as of the date written below.

Number of Shares of Common Stock:                             ___________
Aggregate Purchase Price:                                     ___________


_______________________________                               ___________
Signature of Participant                                      Date



_______________________________                               ____________________________________
Print Participant's Name                                      Participant's Social Security Number



Participant's Residence Address:                              Mailing Address if different from
                                                              Residence Address:



__________________________________________                    _________________________________________
Street                                                        Street


__________________________________________                    _________________________________________
City              State           Zip Code                    City              State          Zip Code


Acknowledge Receipt of Notice as of______________.


DAY INTERNATIONAL GROUP, INC.

By:_________________________________

Title:______________________________